Strength in Balance. July 28, 2015 UMB Financial Exhibit 99.2

2
Cautionary Notice about Forward-Looking Statements
This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings. Forward-looking statements often use words such as “believe,”
“expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-
looking
statement.
Some
of
the
factors
that
may
cause
actual
results
or
other
future
events,
circumstances,
or
aspirations
to
differ
from
those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2014, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

2Q 2015 Performance Highlights

$ in thousands, except per-share data; unaudited
4
2Q'15
2Q'14
1Q'15
vs. 2Q'14
vs. 1Q'15
Net Interest Income
97,360
$
86,170
$
90,358
$
13.0

7.7

Noninterest Income
119,550

134,001

125,207

(10.8)

(4.5)

Pre-Provision Net Revenue
216,910

220,171

215,565

(1.5)

0.6

Noninterest Expense
171,964

166,201

164,413

3.5

4.6

Income Before Provision & Taxes
44,946

53,970

51,152

(16.7)

(12.1)

Provision for loan losses
5,000

5,000

3,000

-

66.7

Income before Taxes
39,946

48,970

48,152

(18.4)

(17.0)

Income Tax Provision
9,732

14,298

14,387

(31.9)

(32.4)

Net Income
30,214
$
34,672
$
33,765
$
(12.9)

(10.5)

Diluted EPS
0.65
$
0.76
$
0.74
$
(14.5)
(12.2)
Dividends per share
0.235

0.225

0.235

4.4
0.0
WASO (diluted)
46,611,096
45,421,148
45,437,654
2.6
2.6
% variance
Earnings Summary – 2Q 2015

Key Performance Metrics
5
*Tier 1 Capital calculated under Basel III requirements beginning in 1Q’15.
2Q'15
1Q'15
4Q'14
3Q'14
2Q'14
ROAE
6.95%
8.18%
6.47%
8.77%
8.77%
ROAA
0.70%
0.81%
0.66%
0.90%
0.89%
Efficiency Ratio
76.41%
75.67%
77.46%
72.25%
73.18%
Net Interest Margin
2.59%
2.46%
2.52%
2.53%
2.53%
Noninterest Income % of revenue
55.1%
58.1%
55.9%
59.1%
60.9%
Avg. Loan/Deposit Ratio
60.1%
56.3%
57.0%
55.9%
56.2%
Assets Under Mgmt. (billions)
42.5
$
42.3
$
42.8
$
42.1
$
43.7
$
Tier 1 Capital Ratio
12.77%*
12.91%*
13.29%
13.72%
13.81%
Diluted EPS
0.65
$
0.74
$
0.59
$
0.78
$
0.76
$

Select Balance Sheet Items
6
$ in thousands, average balances; unaudited
Three Months Ended
vs. June '14
vs. Mar '15
Avg. Balance
Avg. Balance
Avg. Balance
Assets
Loans, net of unearned interest
8,071,991
$
3.55
6,897,840
$
3.51
7,470,101
$
3.49
17.0
8.1
Total securities
7,419,490
1.93
6,977,233
1.97
7,153,018
1.94
6.3
3.7
Total earning assets
15,974,980
2.70
14,526,859
2.63
15,765,321
2.56
10.0
1.3
Allowance for loan losses
(77,667)
(75,929)
(76,574)
2.3
1.4
Total assets
17,413,000
$
15,618,192
$
16,831,955
$
11.5
3.5
Liabilities and Shareholders' Equity
Interest-bearing deposits
7,924,696
$
0.18
7,126,614
$
0.17
7,602,258
$
0.16
11.2
4.2
Total interest-bearing liabilities
9,690,359
0.19
8,725,371
0.17
9,321,497
0.16
11.1
4.0
Noninterest-bearing demand deposits
5,504,333
5,152,980
5,660,893
6.8
(2.8)
Shareholders' Equity
1,744,632
1,585,612
1,674,761
10.0
4.2
Total liabilities and shareholders' equity
17,413,000
$
15,618,192
$
16,831,955
$
11.5
3.5
Net interest spread
2.51
2.46
2.40
Net interest margin
2.59
2.53
2.46
% variance
June 30, 2015
June 30, 2014
March 31, 2015
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %

Billions
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15

Consistent Loan Growth
7
End-of-Period Total Loans
*On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of $980.3 million were added to the UMB portfolio. At June 30, the acquired loans plus production in the legacy Marquette channels totaled $1.0 billion.
*
$7.5
2Q’15
Total Loans
+28.8%
vs. 2Q’14
$4.4
$4.7
$5.3
$6.3
$6.9
$8.9
UMBF

UMB and Marquette Loans
8
$8.9
Legacy Marquette
Loans
(000s)
June 30, 2014
March 31, 2015
May 31, 2015*
June 30, 2015
vs. June '14
vs. Mar '15
vs. May '15
Legacy UMB Loans
6,920,683

7,498,308

-

7,916,178

14.4%
5.6%
n/a
Legacy Marquette Loans
-

-

980,250

999,950

n/a
n/a
2.0%
Total
6,920,683

7,498,308

n/a
8,916,128

28.8%
18.9%
*acquisition value of Marquette loans at close
Legacy UMB
Loans
$7.9
$6.9
$7.5
2Q'14
1Q'15
2Q'15
Legacy UMB
Legacy Marquette
$1.0

Quality Credit Metrics
Net Charge-Offs
$000’s
9
Nonperforming Loans
$000’s
$3,713
$3,985
$4,176
$1,661
$4,758
0.22%
0.23%
0.23%
0.09%
0.24%
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
NCOs/Avg. Loans
$27,175
$32,662
$27,382
$29,187
$37,649
0.39%
0.46%
0.37%
0.39%
0.42%
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
Nonperforming Loans
NPLs/Loans
Net Charge-offs

2
Quarter 2015
Average Balance, AFS:
$6.9 billion
Average Yield:
1.81%
Investment Mix
Securities Available for Sale
$6.9 billion June 30, 2015
Agencies
High Quality Investment Portfolio
10
Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
Roll off
Purchased
($ millions)
Yield
($ millions)
Yield
3Q'14
$244
1.98%
$311
1.45%
4Q'14
$285
2.12%
$382
1.55%
1Q'15
$333
2.02%
$709
1.89%
2Q'15
$299
1.98%
$498
1.90%
Scheduled Cash Flow
3Q'15
$247
1.76%
Next 12 months
$1,267
1.53%
Duration/Life
(in months)
at 06/30/15
at 03/31/15
Avg. Life Total
45.83
43.67
Duration Total
39.29
37.57
Securities Gains
$ in thousands
2Q'14
2,569
$
3Q'14
26
$
4Q'14
62
$
1Q'15
7,336
$
2Q'15
967
$
50.9%
31.1%
11.7%
5.1%
1.2%
nd

38.5%
40.8%
41.7%
44.4%
40.6%
$0.0
$3.0
$6.0
$9.0
$12.0
$15.0
Deposit Growth
Deposits & Percent of Free Funds
Actual EOP Balances; $ billions
11
2Q 2015
Cost of Interest-Bearing Liabilities   0.19%
Including DDA   0.12%
$9.9
$11.7
$10.3
$12.2
$14.5
Interest Bearing
Non-Interest Bearing

11.92
14.43
14.04
13.77
11.05
13.61
13.29
12.77
6.81
8.41
8.72
9.56
12.64
2012
2013
2014
2Q'15*
13.07%
12.64%
Industry
Median
Common Equity Tier 1 Ratio vs. Industry
2Q 2015
12
$1.05
$1.74
2Q'10
2Q'15
Average Equity
($ billions)
Capital Ratio Trends
Industry Median as of 1Q15; Source: SNL Financial
*2Q’15 ratios calculated under Basel III requirements
Total Risk-Based Capital
Tier 1 Capital
Tier 1 Leverage
Common Equity Tier 1
Balance Sheet – Strong Capital Position

Noninterest Income
13
Noninterest income decreased $14.5
million, or 10.8%, compared to 2Q’14
Trust and securities processing
income fell by $6 million, or 8.1%, to
$67.4 million
Equity earnings on alternative
investments decreased $4.6 million
compared  to 2Q’14, due to a decline
in unrealized gains on PCM equity
method investments
“Other” noninterest income decreased
$3.0 million, due primarily to a gain on
the sale of a branch property of $2.8
million recorded in 2Q’14
Gains on sales of securities of $967
thousand represented a decrease of
$1.6 million compared to 2Q’14
2
nd
Quarter ‘15 Highlights
000's
2Q'15
1Q'15
4Q'14
3Q'14
2Q'14
Trust and securities processing
67,381

67,299

69,072

74,062

73,357

Trading and investment banking
5,568

6,122

4,840

3,826

6,409

Service charges on deposits
21,625

21,541

21,480

21,634

20,627

Insurance fees and commisions
586

570

765

911

732

Brokerage fees
2,936

2,854

2,595

3,276

3,075

Bankcard fees
18,035

16,183

17,321

17,121

17,185

Gains on sales of securities
967

7,336

62

26

2,569

Equity earnings on alt. investments
(1,125)

(842)

(4,487)

2,470

3,462

Other
3,577

4,144

3,600

3,149

6,585

    Total noninterest income
119,550
$
125,207
$
115,248
$
126,475
$
134,001
$

Millions
2Q'10
4Q'10
2Q'11
4Q'11
2Q'12
4Q'12
2Q'13
4Q'13
2Q'14
4Q'14
2Q'15

Bankcard Fees
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Deposit Service Charges
Trust & Securities Processing
Brokerage
Fees
Trading & Investment Banking
Other
Gains on Sale of Securities
($ millions)
Insurance Fees
14
Source of income:
2Q'15
2Q'14
Institutional
Investment Mgmt.
$25.7
$33.8
Asset
Servicing
$22.9
$22.4
Bank (inst. & personal asset mgmt.)
$18.8
$17.2
$67.4
$73.4
Excludes ($1.1MM) from Equity Earnings on Alternative Investments, which represents (0.9%) of noninterest income
$38.6
$53.6
$55.8
$63.5
$73.4
$67.4
56.4%
18.1%
15.1%
4.6%
3.0%
2.4%
0.8%
0.5%
Noninterest Income Composition – 2Q 2015

Noninterest Expense
15
Noninterest expense increased  $5.8
million, or 3.5%, compared to 2Q’14.
Salaries and employee benefits expense
increased $10.1 million, or 11.2%, year-
over-year; Marquette added approximately
$3.4 million in 2Q’15
Equipment expense increased $2.5 million,
or 19.3%, due to software maintenance and
amortization expense
Regulatory environment
Cyber security
Modernization of systems
Processing fees decreased 14.6% or $2.2
million, primarily due to lower fees paid to
the distributors of the Scout Funds
2Q’14 included $5.3 million of contingency
reserve expense related to the earn-out
amount and related incentive bonus
compensation for PCM employees
2
nd
Quarter ’15 Highlights
000's
2Q'15
1Q'15
4Q'14
3Q'14
2Q'14
Salaries and employee benefits
99,585

98,537

90,115

90,041

89,532

Occupancy, net
10,312

10,010

10,312

10,475

9,705

Equipment
15,410

14,172

14,618

13,408

12,920

Supplies, postage and telephone
4,603

4,325

5,403

4,817

5,554

Marketing and business dev
6,530

4,618

7,182

6,057

6,307

Processing fees
12,654

12,783

13,496

14,085

14,817

Legal and consulting
5,917

4,378

7,907

4,496

4,632

Bankcard
4,953

4,768

6,812

4,097

4,997

Amortization of other intangibles
2,569

2,755

2,974

3,043

3,074

Regulatory fees
2,873

2,756

2,643

2,577

2,709

Contingency reserve
-

-

-

-

5,272

Other
6,558

5,311

5,251

8,365

6,682

    Total noninterest expense
171,964
$
164,413
$
166,713
$
161,461
$
166,201
$

Prairie Capital Management Summary
16
Select Components of Noninterest Income and Expense Related to PCM
***Represents contingent consideration changes related to the settlement agreement for specific private equity funds.
**Represents contingent consideration changes related to operational performance and hedge fund performance fees.
*  Represents a contingency reserve related to the calculation of the earn-out amount and related incentive bonus compensation to PCM employees. A settlement agreement was executed on June 30, 2014 and subsequent entries are included in the
Contingent
Consideration
Expense
–
Private
Equity
Unrealized
Gains
(or
Losses)
(unaudited)
2Q'14
1Q'15
2Q'15
Related Component of Noninterest Income - Equity Earnings on Alternative Investments
Hedge Fund Performance Fees / Investment Returns
(2)

15,559

223,789

Private Equity Unrealized Gains (or Losses)
3,461,584

(857,783)

(1,348,228)

Equity Earnings on Alternative Investments
3,461,582

(842,224)

(1,124,439)

Related Components of Noninterest Expense - Contingency Reserve Expense and Other
Contingency Reserve Expense*
(5,272,422)

-

-

Other - Contingent Consideration Expense - PCM Purchase Agreement**
(196,251)

262,802

(56,241)

Other - Contingent Consideration Expense - Private Equity Unrealized (Gains) or Losses***
-

772,005

1,213,405

Sum of These Components of Noninterest Expense
(5,468,673)

1,034,807

1,157,164

Business Segment Updates - 2Q 2015

Bank

Net interest income		
Provision for loan losses		
Noninterest income		
Noninterest expense		
NI before taxes		
Income tax provision

Bank
18
Loans at June 30, 2015 stood at $8.9 billion, an increase of 28.8% year-over-year
Total deposits at June 30 increased 19.1% vs. a year ago to $14.5 billion
Private banking average loans increased 32.2% year-over-year to $475.7 million
HELOC’s continue to grow, standing at $698.8 million, a 16.6% increase vs. June 30, 2014
Highlights
Segment
Results
$
in
000s,
unaudited
3 mos Ended
% Change
3 mos Ended
% Change
June 30,
Y/Y
March 31,
LQ
2015
2014
2015
$    82,758
$    72,481
14.2%
$        75,327
9.9%
2,612
2,686
-2.8%
1,600
63.3%
47,548
56,024
-15.1%
51,551
-7.8%
107,293
100,788
6.5%
100,748
6.5%
20,401
25,031
-18.5%
24,530
-16.8%
4,915
7,482
-34.3%
7,344
-33.1%
Net income
$    15,486
$    17,549
-11.8%
$        17,186
-9.9%
pre-tax profit margin
15.7%
19.5%
19.3%

42.6%
49.9%
53.0%
51.5%
46.8%
2.4%
3.4%
4.4%
28.3%
25.4%
24.8%
25.0%
26.8%
4.2%
3.7%
3.9%
4.3%
4.9%
10.6%
10.5%
9.0%
8.7%
7.8%
6.7%
6.0%
4.9%
4.4%
3.2%
2.8%
1.0%
0.9%
1.0%
1.1%
2Q'11
2Q'12
2Q'13
2Q'14
2Q'15
Bank –
Loan Composition
19
Diverse Loan Book
(Actual Loan Balances at June 30)
$4.7B
$5.3B
$6.3B
$6.9B
$8.9B
Commercial Credit Card
Commercial & Industrial*
HELOC
Residential Real Estate
Real Estate Construction
Commercial Real Estate
Consumer Credit Card
Consumer Other
1.4%
1.2%
1.7%
1.7%
1.8%
1.5%
2.0%
2.8%
2.0%
Factoring Loans
Asset Based Loans
*Includes Leases

Bank –Lending
High Growth Regions
2Q’15 vs. 2Q’14
20
Texas +96%
Kansas +22%
Arizona +32%
Loans by Region
(Actual Loan Balances at June 30)
$111.4
$205.8
$109.1
$145.9
$146.1
$189.2
$229.8
$201.8
$88.5
$223.1
$4.7B
$5.3B
$6.3B
$6.9B
$8.9B
Colorado
Kansas City
Kansas
Greater MO
St. Louis
Arizona
Texas
Oklahoma
Marquette Transportation Fin (Natl. Sales)
Nebraska
Marquette Business Credit (Natl. Sales)
$219.4
$107.4
** Arizona loan balances include $448.2MM legacy UMB loans and $346.1MM legacy Marquette loans.
* Texas loan balances include $173.8 MM legacy UMB loans and $327.1MM legacy Marquette loans.
*
**
$2,353.4
$2,544.3
$2,913.9
$3,127.3
$3,559.0
$582.2
$730.2
$899.6
$979.0
$1,023.7
$460.9
$557.3
$723.2
$748.9
$889.9
$340.1
$794.3
$503.0
$509.3
$591.1
$637.9
$692.0
$405.5
$404.6
$437.0
$452.2
$550.7
$277.9
$355.1
$345.0
$355.7
2Q'11
2Q'12
2Q'13
2Q'14
2Q'15
$500.9

30.7%
34.1%
27.2%
33.6%
33.5%
33.4%
31.7%
27.6%
25.9%
24.8%
7.4%
8.2%
7.9%
3.8%
4.7%
6.2%
7.4%
8.2%
8.9%
14.1%
7.6%
6.7%
6.3%
7.6%
7.0%
7.2%
6.0%
5.8%
11.5%
7.2%
7.4%
5.4%
4.3%
4.2%
4.7%
4.5%
4.6%
3.6%
2Q'11
2Q'12
2Q'13
2Q'14
2Q'15
21
Diverse Sources of Deposits
(Actual Deposits at June 30)
$9.9B
$10.3B
$11.7B
$12.2B
$14.5B
Commercial
Asset Servicing
Healthcare
Small Business
Other
2.6%
1.9%
0.1%
1.3%
1.3%
0.1%
1.8%
Personal Banking - Consumer
Institutional - IAM
Institutional - IBIS
Personal Banking - Private Wealth
Bank – Deposits

$5,366
$6,390
$7,044
$7,610
$8,370
$2,035
$2,219
$2,853
$3,603
$3,677
$188
$226
$351
$419
$432
2011
2012
2013
2014
2Q'15
Prairie Capital Management
Brokerage
22
$7.6B
$8.8B
$10.2B
$11.6B
$12.5B
$1.1B
$1.2B
$1.2B
$1.4B
$1.5B
Home Equity Lines of Credit
$ in millions
Assets Under Management
$ in millions
Bank –
Asset Mgmt. & Home
Equity Lending
*
*Includes $736.4 million from Marquette Asset Management
$533
$574
$566
$644
$699
$559
$608
$663
$755
$836
48.8%
48.5%
46.1%
46.0%
45.5%
2011
2012
2013
2014
2Q'15
Balances
Unused Commitments
Utilization
Personal Banking - Private Wealth & Institutional - IAM

Institutional Investment Management
23
Highlights
Institutional Investment Management Segment Results
$ in 000s, unaudited
3 mos Ended
% Change
3 mos Ended
% Change
June 30,
Y/Y
March 31,
LQ
2015
2014
2015
Net Interest income
$            -
$           (1)
100.0%
$                1
-100.0%
Noninterest income
25,684
33,999
-24.5%
27,084
-5.2%
Noninterest expense
18,285
22,053
-17.1%
17,973
1.7%
NI before taxes
7,399
11,945
-38.1%
9,112
-18.8%
Income tax provision
1,785
3,389
-47.3%
2,717
-34.3%
Net income
$     5,614
$     8,556
-34.4%
$          6,395
-12.2%
pre-tax profit margin
28.8%
35.1%
33.6%
Scout assets under management now stand at $30.0 billion; 71% fixed income / 29% equity
Net flows for 2Q were +$262.6 million fixed income and -$682.1 million equity

Total AUM
$30.0B
$19.7B
$23.5B
Institutional Investment Management
24
$31.2B
$31.2B
$8.2
$10.4
$12.6
$7.8
$6.7
$0.6
$0.9
$3.2
$2.4
$2.1
$10.3
$11.4
$12.6
$18.1
$18.5
$0.6
$0.8
$2.8
$2.9
$2.7
2011
2012
2013
2014
2Q'15
Equity Mutual Funds
Equity Institutional & Other
Fixed Income Institutional & Other
Fixed Income Mutual Funds

AUM Drivers
$ in millions
Institutional Investment Management
25
2Q’15
1Q’15
4Q’14
3Q’14
2Q’14
($1,287.0)
($1,366.6)
($2,314.6)
($1,111.0)
($682.1)
$455.4
($645.6)
($166.3)
$447.5
($51.0)
$908.9
$263.8
$2,976.0
($79.3)
$262.6
$153.4
($18.6)
$55.6
$172.0
($97.2)
-$2,500
-$1,500
-$500
$500
$1,500
$2,500
$3,500
$550.7
($1,767.0)
Total Change
($millions)
$31,178.1
$30,627.3
Total AUM
($millions)
$230.7
$32,394.3
($570.7)
$30,607.4
($567.7)
$30,039.7
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM by Strategy –
As of June 30, 2015
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:
26
Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Intermediate
Core
Unconstrained
Real Return
Equity
Fixed Income
Other:
Equity Opportunity
Global Aggregate
3.8%
0.5%
35.9%
56.8%
3.0%
71%
29%
31.3%
30.2%
18.4%
11.5%
4.3%
4.3%

Payment Solutions
27
Highlights
Payment Solutions Segment Results $ in 000s, unaudited
3 mos Ended
% Change
3 mos Ended
% Change
June 30,
Y/Y
March 31,
LQ
2015
2014
2015
Net interest income
$   13,599
$     12,390
9.8%
$         14,033
-3.1%
Provision for loan losses
2,388
2,314
3.2%
1,400
70.6%
Noninterest income
23,293
21,201
9.9%
23,138
0.7%
Noninterest expense
26,399
24,506
7.7%
24,396
8.2%
NI before taxes
8,105
6,771
19.7%
11,375
-28.7%
Income tax provision
2,046
1,931
6.0%
3,406
-39.9%
Net income
$     6,059
$       4,840
25.2%
$           7,969
-24.0%
pre-tax profit margin
22.0%
20.2%
30.6%
Credit and debit card purchase volume for the second quarter was $2.3 billion, generating $19.6 million in interchange revenue
The number of HSA accounts reached 621 thousand, for a nearly 35 percent year-
over-year growth rate
Successfully launched Apple Pay in the second quarter
Launched
a
general
purpose
reloadable
card
pilot
program
with
a
NetSpend
branded
“ReCharge
Card”

Payment Solutions
Total Card Purchase Volume
& Interchange Revenue
28
Commercial Credit
Consumer Credit
Consumer Debit
Healthcare Debit
Institutional Banking –
IBIS Debit
Interchange ($millions)
$2.3B
$1.4B
$1.5B
$1.7B
$2.2B
1.5%
1.3%
1.1%
1.6%
1.4%
Interchange Sources
2Q'15 ($millions)
Credit
13.1
Debit
2.6
Healthcare
3.9
TOTAL
$   19.6
17.5%
16.4%
14.0%
11.0%
9.3%
19.5%
19.7%
18.8%
16.2%
16.8%
27.7%
26.3%
22.6%
18.5%
12.3%
33.8%
36.3%
43.5%
52.7%
60.2%
$16.5
$15.6
$17.1
$18.4
$19.6
2Q '11
2Q '12
2Q '13
2Q '14
2Q '15

2Q '11
3Q '11
4Q '11
1Q '12
2Q '12
3Q '12
4Q '12
1Q '13
2Q '13
3Q '13
4Q '13
1Q '14
2Q '14
3Q'14
4Q '14
1Q '15
2Q'15

29
Healthcare Purchase Volume Trends
$millions
* Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards
8.9%
16.9%
23.4%
22.7%
32.5%
37.7%
41.0%
29.0%
34.3%
$461.2
$393.8
$350.0
$682.2
$536.4
$448.0
$421.4
$881.3
$748.6
$680.2
$649.1
$1,150.0
$1,152.1
$1,082.9
$1,052.3
$1,393.0
$1,379.7
0.33%
0.36%
0.36%
0.29%
0.28%
Virtual Card Volume
Other Healthcare Volume
Effective Interchange Rate *
Payment Solutions – Healthcare Services

$298.4
$399.6
$595.0
$841.7
$1,078.5
$24.9
$30.9
$47.4
$75.8
$99.4
2011
2012
2013
2014
2Q'15
HSA Deposits
HSA Investment Assets
Payment
Solutions
–
Healthcare
Services
30
Healthcare Deposits and Assets
$millions
$323.3
$430.5
$642.4
$917.5
$1,177.9
Investment assets as a
2011
2012
2013
2014
2Q'15
% of total
healthcare deposits & assets
7.7%
7.2%
7.4%
8.3%
8.4%
Healthcare
provided
7.4% of Total
Deposits
in 2Q’15

Asset Servicing
31
$159.5
$203.1
Assets Under Administration
$billions
Added 52 net new funds as transfer agent clients in the past 12 months
Added 12 net new funds and increased assets under
administration by 18.3% in the alternative space in the past 12 months
UMB Fund Services named Top Workplace by Milwaukee
Journal Sentinel for 6th straight year
Fund Services ranks as the top Transfer Agent in US for
Registered Closed-End Funds in the 2015 Mutual Fund Guide
(ranking based on number of shareholders)
Highlights
Asset Servicing Segment Results
$ in 000s, unaudited
3 mos Ended
% Change
3 mos Ended
% Change
June 30,
Y/Y
March 31,
LQ
2015
2014
2015
Net interest income
$     1,003
$       1,300
-22.8%
$              997
0.6%
Noninterest income
23,025
22,777
1.1%
23,434
-1.7%
Noninterest expense
19,987
18,854
6.0%
21,296
-6.1%
NI before taxes
4,041
5,223
-22.6%
3,135
28.9%
Income tax provision
986
1,496
-34.1%
920
7.2%
Net income
$     3,055
$       3,727
-18.0%
$           2,215
37.9%
pre-tax profit margin
16.8%
21.7%
12.8%

Asset Servicing
32
Fund Accounting & Administration
Alternative Asset Servicing
Custody
Transfer Agency
$54.9
$68.0
$62.4
$63.1
$62.7
443
411
454
459
461
2012
2013
2014
1Q'15
2Q'15
Assets Under Administration
# of Custody Accounts
$26.3
$27.9
$31.5
$35.8
$37.1
532
514
579
579
604
2012
2013
2014
1Q'15
2Q'15
Assets Under Administration
# of Funds Serviced
946.8
1,280.1
1,111.2
1,157.7
1,205.9
270
301
349
349
370
2012
2013
2014
1Q'15
2Q'15
# of Shareholders
# of Funds Serviced
$44.1
$63.0
$72.1
$72.0
$71.9
179
219
249
252
248
2012
2013
2014
1Q'15
2Q'15
Assets Under Administration
# of Funds Serviced

Appendix UMB Financial Corporation Second Quarter 2015

Non-GAAP Reconciliation
Price to MFC Tangible
Book Value at
May 31, 2015
GAAP Total Shareholders’ Equity
(1)
$127,277
Deduct: Goodwill and Other Intangibles
($7,626)
Tangible
Book Value
$119,651
Total Consideration
(2)
$179,737
Price to Tangible
Book Value
150%
Price to GAAP Total Shareholders’ Equity
141%
Note: Unaudited. Dollars in thousands.
34
(1)
Source: MFC financial statements as of May 31, 2015.
(2)
Based on UMBF 05/29/15 closing share price of $51.79 and consideration of 3.47 million shares of UMBF stock, subject to post-closing adjustments.
We provide information using the tangible book value (TBV) of Marquette Financial Companies
(MFC). This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for,
GAAP results. The difference between the TBV of MFC and the comparable GAAP measure is reconciled in this slide. We believe that this information and the reconciliation may be useful to investors because TBV is commonly used by investors as an additional measure of a company’s total value and the strength and adequacy of its capital-management strategies.

Strength in balance – today and tomorrow. Second Quarter 2015 UMB Financial